                                                         Exhibit 32.5

        CERTIFICATION OF CHAIRMAN AND CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SurfNet Media Group, Inc. (the
"Company") on Form 10-QSBSB for the period ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
I, Robert D. Arkin, the Chairman and Chief Financial Officer of SurfNet Media
Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d)
   as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects, the financial condition and results of operation of the Company.

Date: June 15, 2004
                                  /s/ Robert D. Arkin
                                  Robert D. Arkin
                                  Chairman and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of this report or as a separate disclosure document.